77q1a

1.  Amended and Restated Bylaws effective November 29, 2007
of American Century Strategic Asset Allocations, Inc.,
Filed as Exhibit 99(b) to Form 485B Post-Effective Amendment No. 25
to the Registrant’s Registration Statement filed on Form N-1A 03/28/08, effective 04/01/08, and incorporated herein by reference.